                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                   NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

IMPORTANT NOTICE
TO NUVEEN FUND SHAREHOLDERS

DECEMBER 17, 2003

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q. WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. Closed-end investment companies listed on a stock exchange, such as your Fund, are required to hold annual meetings to approve the election of Board Members. Your Fund is seeking shareholder approval to elect Board Members to serve on the Board. Please refer to the Joint Proxy Statement for a detailed explanation.

Q. WHY ARE THESE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD?

A. Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp., the investment adviser, and another board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. The Board of your Fund has proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most Nuveen funds.

  Your Board believes that the consolidation of board clusters will have the following advantages:

     - the consolidation will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster;

     - the consolidation ensures that each fund will gain new board members who already are knowledgeable about Nuveen and investment companies in general;

     - the consolidation would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings;

     - reducing such administrative burdens will allow the investment adviser and its personnel to focus more on non-administrative matters; and

     - a single board cluster overseeing most of the operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.

Q. HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board Members of your Fund unanimously recommend that you vote "FOR" the nominees for the Board.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q. WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor or call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer over the internet at the internet address provided on your proxy card and using the control number on the proxy card.

Q. WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
DECEMBER 17, 2003                                             60606
                                                              (800) 257-8787

NOVEMBER 12, 2003

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NKO) NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND (NRK)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc. and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a Minnesota corporation, and each of Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund, each a Massachusetts business trust (individually, a "Fund" and collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, on Wednesday, December 17, 2003, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors or Trustees, as applicable (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

     a. For each Fund, except Nuveen New York Municipal Value Fund, Inc. ("New York Value"), to elect twelve (12) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

        i) ten (10) Board Members to be elected by the holders of common shares and Municipal Auction Rate Cumulative Preferred Shares
           ("MuniPreferred"), voting together as a single class; and

        ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

     b. For New York Value, to elect eight (8) Board Members to a twelve (12) person classified Board to serve for a specified term (for some classes for multiple year terms) or until their successors shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record at the close of business on October 20, 2003 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NOVEMBER 12, 2003

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NKO) NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND (NRK)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees, as applicable (each a "Board" and collectively, the "Boards," and each Director or Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc. ("New York Performance"), Nuveen New York Investment Quality Municipal Fund, Inc. ("New York Investment"), Nuveen New York Select Quality Municipal Fund, Inc. ("New York Select"), Nuveen New York Quality Income Municipal Fund, Inc. ("New York Quality") and Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured New York Premium"), each a Minnesota corporation (collectively referred to as the "Minnesota Corporations"), and each of Nuveen New York Dividend Advantage Municipal Fund ("New York Dividend"), Nuveen New York Dividend Advantage Municipal Fund 2 ("New York Dividend 2"), Nuveen Insured New York Dividend Advantage Municipal Fund ("Insured New York Dividend") and Nuveen Insured New York Tax-Free Advantage Municipal Fund ("Insured New York Tax-Free"), each a Massachusetts business trust (collectively referred to as the "Massachusetts Business Trusts"), (individually, each Minnesota Corporation and Massachusetts Business Trust is referred to as a "Fund" and collectively as the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held on December 17, 2003 (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about November 12, 2003.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on the proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

  --------------------------------------------------------------------------------------
   MATTER                                              COMMON SHARES   MUNIPREFERRED(1)
  --------------------------------------------------------------------------------------
  1.a.i)    Election of ten (10) Board Members by            X                 X
            all shareholders.
  --------------------------------------------------------------------------------------
  1.a.ii)   Election of two (2) Board Members by            N/A                X
            MuniPreferred only.
  --------------------------------------------------------------------------------------
  1.b.      Election of eight (8) Board Members for          X                N/A
            New York Value by all shareholders.
  --------------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two nominees to be elected by holders of MuniPreferred of each Fund (except New York Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on the matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matter submitted for a vote of the shareholders of each Minnesota Corporation, abstentions and broker non-votes will be treated as shares voted against the election of Board Members. For purposes of determining the approval of the matter submitted for a vote of the shareholders of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Shares of MuniPreferred held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all MuniPreferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all MuniPreferred shareholders of a Fund who have voted on that item. Rule 452 permits proportionate voting of MuniPreferred with respect to a particular item if, among other things, (i) a minimum of 30% of the shares of MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the shares of MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on October 20, 2003 will be entitled to one vote for each share held. As of October 20, 2003, the shares of the Funds issued and outstanding were as follows:

----------------------------------------------------------------------------------------
         FUND            TICKER SYMBOL*       COMMON SHARES           MUNIPREFERRED
----------------------------------------------------------------------------------------
 New York Value                NNY             15,120,364            N/A
----------------------------------------------------------------------------------------
 New York Performance          NNP             14,957,607            1,600 Series M
                                                                       800 Series T
                                                                     2,000 Series W
                                                                       572 Series F
----------------------------------------------------------------------------------------
 New York Investment           NQN             17,699,489              960 Series M
                                                                     2,400 Series T
                                                                     2,400 Series F
----------------------------------------------------------------------------------------
 New York Select               NVN             23,420,962            1,720 Series T
                                                                     2,400 Series W
                                                                     3,600 Series TH
----------------------------------------------------------------------------------------
 New York Quality              NUN             24,083,739            2,200 Series M
                                                                     2,200 Series W
                                                                     2,400 Series TH
                                                                     1,080 Series F
----------------------------------------------------------------------------------------
 Insured New York              NNF              8,321,313            1,320 Series M
 Premium                                                             1,280 Series T
----------------------------------------------------------------------------------------
 New York Dividend             NAN              9,186,520            2,760 Series F
----------------------------------------------------------------------------------------
 New York Dividend 2           NXK              6,457,000            1,880 Series W
----------------------------------------------------------------------------------------
 Insured New York              NKO              7,957,934            2,440 Series TH
 Dividend
----------------------------------------------------------------------------------------
 Insured New York              NRK              3,511,123            1,080 Series TH
 Tax-Free
----------------------------------------------------------------------------------------

* The common shares of all the Funds are listed on the New York Stock Exchange, except NXK, NKO and NRK, which are traded on the American Stock Exchange.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

GENERAL

Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. ("NAC" or the "Adviser") and another board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. ("NIAC"). The NAC board cluster and NIAC board cluster currently have a total of seven and five board members, respectively, who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and who are not affiliated with Nuveen or a fund's investment adviser (the "Independent Board Members") and one board member who is an "interested person."

The Board of each Fund has proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most of the Nuveen funds. All individuals serving on both board clusters are nominated to serve on the combined board.

The following is a list of Board Members under the proposal who are continuing Board Members currently serving on the NAC board cluster and Board Member nominees who are currently serving on the NIAC board cluster:

    CONTINUING BOARD MEMBERS (NAC BOARD CLUSTER):

     Timothy R. Schwertfeger*
     William E. Bennett**
     Robert P. Bremner
     Lawrence H. Brown
     Anne E. Impellizzeri
     Peter R. Sawers
     William J. Schneider
     Judith M. Stockdale

    NEW BOARD MEMBER NOMINEES (NIAC BOARD CLUSTER):

     Jack B. Evans
     William L. Kissick
     Thomas E. Leafstrand
     Sheila W. Wellington

 * Interested person. Mr. Schwertfeger currently serves on both board clusters.

** Mr. Bennett, currently a member of the NIAC board cluster, was appointed to the Board of the NAC funds on July 29, 2003 and is now being nominated for election by shareholders.

In part, the proposal to create a single board is being recommended because of the large number of retirements that will occur over the next few years. Within two years, the aggregate number of Independent Board Members that serve on both board clusters (currently 11) is expected to fall to six, due to a number of retirements because of age and/or tenure limitations for board membership. New Board Member nominees Leafstrand and Wellington will retire effective July 1, 2004 pursuant to the Funds' Board mandated retirement policy. Combining the boards will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster. In addition, combining the boards ensures that each Fund will gain new board members who already are knowledgeable about Nuveen and investment companies in general.

Historically, the two separate board clusters have had separate meetings but often have reviewed similar policy issues, contractual arrangements and other matters. Among other potential efficiencies, the Board of each Fund believes that consolidating the board clusters into one board would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings. This would permit the Adviser and its personnel to focus more on non-administrative matters. In addition, a single board overseeing most of the operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.

At its May 15, 2003 meeting, each board cluster reviewed the compensation paid to Independent Board Members and determined that compensation should be increased because of the expanded responsibilities of the Board Members due to
(a) the increase in the number and types of investment companies overseen by the Board Members and (b) recent additional legal and regulatory requirements. Effective July 1, 2003, for all Nuveen funds overseen, Independent Board Members receive a $65,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. Compensation to the Independent Board Members is allocated among the Nuveen family of funds based on assets per fund. The Boards do not anticipate any further change in the compensation schedule as a result of the board consolidation.

Prior to July 1, 2003, for all Nuveen funds overseen, the continuing Independent Board Members of the Funds received a $60,000 annual retainer for serving as a board member and a $1,750 fee per day for attendance in person or by telephone at all meetings (including any committee meetings) held on a day on which a regularly scheduled board meeting was held, a $1,000 fee per day for attendance in person or a $500 fee per day for attendance by telephone at all meetings (including any committee meetings) held on a day on which no regular board meeting was held, and a $500 fee per day for attendance in person or $250 if by telephone at a meeting of any committee, plus in each case, expenses incurred in attending such meetings.

The proposal to combine boards, which increases the number of Board Members for each Fund, will increase the total compensation paid by each Fund to Board Members. Management, however, believes that such increase in compensation is not material to each Fund and is justified by the benefits to each Fund and its shareholders. Moreover, as the size of the combined board declines due to retirements over the next two years, the total compensation paid by each Fund to Independent Board Members based upon the above schedule will decrease to the extent there will be fewer Board Members to compensate.

At each Fund's Annual Meeting (except New York Value), twelve (12) Board Members are nominated to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except New York Value), under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class.

Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve a term of three years. This year eight (8) Board Members are to be elected at the Annual Meeting to serve on the Board of New York Value (a twelve (12) person classified Board) for a specified term (for some classes for multiple year terms).

A. FOR EACH FUND EXCEPT NEW YORK VALUE.

     (i) Ten (10) Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class. Board Members Bennett, Bremner, Brown, Evans, Impellizzeri, Kissick, Leafstrand, Sawers, Stockdale and Wellington are nominees for election by all shareholders.

     (ii) Holders of MuniPreferred, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR NEW YORK VALUE. The Board of New York Value has designated Bremner, Evans, Schneider and Stockdale as Class III Board Members, and as nominees for a term expiring at the Annual Meeting of shareholders in 2006, and until their successors have been duly elected and qualified; Bennett and Leafstrand as Class II Board Members and as nominees for a term expiring at the Annual Meeting of shareholders in 2005, and until their successors have been duly elected and qualified; and Kissick and Wellington as Class I Board Members and as nominees for a term expiring at the Annual Meeting of shareholders in 2004, and until their successors have been duly elected and qualified. The remaining Board Members Brown, Impellizzeri, Sawers and Schwertfeger are current and continuing Board Members. The Board of New York Value has designated Brown, Sawers and Schwertfeger as continuing Class I Board Members for a term that expires in 2004 and has designated Impellizzeri as a continuing Class II Board Member for a term that expires in 2005.

FOR EACH MINNESOTA CORPORATION. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect Board Members of these Funds.

FOR EACH MASSACHUSETTS BUSINESS TRUST. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of these Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

Except for New York Value, Insured New York Dividend and Insured New York Tax-Free, all of the continuing Board Member nominees were last elected to each Fund's Board at the 2002 annual meeting of shareholders except Mr. Bennett who was appointed to each Fund's Board on July 29, 2003. Board Member Impellizzeri was last elected as a Class II member of the Board for New York Value at the 2002 annual meeting of shareholders. Board Members Brown, Sawers and Schwertfeger were last elected as Class I members of the Board for New York Value at the 2001 annual meeting of shareholders. Board Members Bremner, Schneider and Stockdale were last elected as Class III members of the Board for New York Value at the 2000 annual meeting of shareholders. This is the first Annual Meeting for each of Insured New York Dividend and Insured New York Tax-Free; therefore, the continuing Board Member nominees (except Mr. Bennett) for Insured New York Dividend were appointed and not elected and for Insured New York Tax-Free were elected by the initial shareholder on November 19, 2002.

Other than Mr. Schwertfeger, none of the Board Member nominees has ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen") or any Nuveen affiliate.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

                                                                               NUMBER OF
                                                                               PORTFOLIOS IN   OTHER
                                                                               FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                             OVERSEEN BY     HELD BY
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    BOARD           BOARD
AND BIRTH DATE         FUND         TIME SERVED**   DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of
the Funds
CONTINUING BOARD
MEMBERS
William E. Bennett     Board        Term: Annual    Private Investor;               141        N/A
333 West Wacker Drive  Member       (except for     previously President and
Chicago, IL 60606                   New York        C.E.O., Draper & Kramer,
(10/16/46)                          Value) New      Inc. (1995-1998). Prior
                                    York Value:     thereto, Executive Vice
                                    2005 Length of  President and Chief
                                    Service: Since  Credit Officer of First
                                    2003            Chicago Corporation and
                                                    its principal subsidiary,
                                                    The First National Bank
                                                    of Chicago.
Robert P. Bremner(1)   Board        Term: Annual    Private Investor and            140        N/A
333 West Wacker Drive  Member       (except for     Management Consultant.
Chicago, IL 60606                   New York
(8/22/40)                           Value) New
                                    York Value:
                                    2006 Length of
                                    Service: Since
                                    1996
Lawrence H. Brown(2)   Board        Term: Annual    Retired (1989) as Senior        140        See Principal
333 West Wacker Drive  Member       (except for     Vice President of The                      Occupation
Chicago, IL 60606                   New York        Northern Trust Company;                    Description
(7/29/34)                           Value) New      Director of the United
                                    York Value:     Way of Highland
                                    2004 Length of  Park-Highwood (since
                                    Service: Since  2002).
                                    1993

                                                                               NUMBER OF
                                                                               PORTFOLIOS IN   OTHER
                                                                               FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                             OVERSEEN BY     HELD BY
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    BOARD           BOARD
AND BIRTH DATE         FUND         TIME SERVED**   DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
Anne E.                Board        Term: Annual    Retired; formerly,              140        N/A
Impellizzeri(3)        Member       (except for     Executive Director
333 West Wacker Drive               New York        (1998-2001) of
Chicago, IL 60606                   Value) New      Manitoga/The Russel
(1/26/33)                           York Value:     Wright Design Center;
                                    2005 Length of  prior thereto, President
                                    Service: Since  and Chief Executive
                                    1994            Officer of Blanton-Peale
                                                    Institute; prior thereto,
                                                    Vice President,
                                                    Metropolitan Life
                                                    Insurance Co.
Peter R. Sawers(2)     Board        Term: Annual    Adjunct Professor of            140        See Principal
333 West Wacker Drive  Member       (except for     Business and Economics,                    Occupation
Chicago, IL 60606                   New York        University of Dubuque,                     Description
(4/3/33)                            Value) New      Iowa; formerly (1991-
                                    York Value:     2000) Adjunct Professor,
                                    2004 Length of  Lake Forest Graduate
                                    Service: Since  School of Management,
                                    1991            Lake Forest, Illinois;
                                                    Director, Executive
                                                    Service Corps of Chicago;
                                                    prior thereto, Executive
                                                    Director, Towers Perrin
                                                    Australia, a management
                                                    consulting firm;
                                                    Chartered Financial
                                                    Analyst; Certified
                                                    Management Consultant.
William J.             Board        Term: Annual    Senior Partner and Chief        140        N/A
Schneider(1)           Member       (except for     Operating Officer,
333 West Wacker Drive               New York        Miller- Valentine Group,
Chicago, IL 60606                   Value) New      Vice President,
(9/24/44)                           York Value:     Miller-Valentine Realty,
                                    2006 Length of  a construction company;
                                    Service: Since  Chair, Miami Valley
                                    1996            Hospital; Chair, Dayton
                                                    Development Coalition;
                                                    formerly, Member,
                                                    Community Advisory Board,
                                                    National City Bank,
                                                    Dayton, Ohio; and
                                                    Business Advisory
                                                    Council, Cleveland
                                                    Federal Reserve Bank.
Judith M.              Board        Term: Annual    Executive Director,             140        N/A
Stockdale(1)           Member       (except for     Gaylord and Dorothy
333 West Wacker Drive               New York        Donnelley Foundation
Chicago, IL 60606                   Value) New      (since 1994); prior
(12/29/47)                          York Value:     thereto, Executive
                                    2006 Length of  Director, Great Lakes
                                    Service: Since  Protection Fund (from
                                    1997            1990 to 1994).

                                                                               NUMBER OF
                                    TERM OF OFFICE                             PORTFOLIOS IN   OTHER
                                    AND LENGTH OF                              FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TIME SERVED ON                             OVERSEEN BY     HELD BY
NAME, ADDRESS          HELD WITH    FUNDS IN FUND   PRINCIPAL OCCUPATION(S)    BOARD           BOARD
AND BIRTH DATE         FUND         COMPLEX***      DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
NEW BOARD MEMBERS
Jack B. Evans          Nominee      Term: Annual    President, The                  105        See Principal
333 West Wacker Drive               Length of       Hall-Perrine Foundation                    Occupation
Chicago, IL 60606                   Service: Since  (a private philanthropic                   Description
(10/22/48)                          1999            corporation); Director,
                                                    Alliant Energy; Director
                                                    and Vice Chairman United
                                                    Fire & Casualty Company;
                                                    Director, Federal Reserve
                                                    Bank of Chicago;
                                                    previously, President and
                                                    Chief Operating Officer,
                                                    SCI Financial Group, Inc.
                                                    (a regional financial
                                                    services firm).
William L. Kissick     Nominee      Term: Annual    Professor Emeritus,             105        N/A
333 West Wacker Drive               Length of       School of Medicine and
Chicago, IL 60606                   Service: Since  the Wharton School of
(7/29/32)                           1992            Management and former
                                                    Chairman, Leonard Davis
                                                    Institute of Health
                                                    Economics, University of
                                                    Pennsylvania; Adjunct
                                                    Professor, Health Policy
                                                    and Management, Yale
                                                    University.
Thomas E. Leafstrand   Nominee      Term: Annual    Retired; previously, Vice       105        N/A
333 West Wacker Drive               Length of       President in charge of
Chicago, IL 60606                   Service: Since  Municipal Underwriting,
(11/11/31)                          1992            Trading, and Dealer Sales
                                                    at The Northern Trust
                                                    Company.
Sheila W. Wellington   Nominee      Term: Annual    President of Catalyst (a        105        N/A
333 West Wacker Drive               Length of       not-for- profit
Chicago, IL 60606                   Service: Since  organization focusing on
(2/24/32)                           1994            women's leadership
                                                    development in business
                                                    and the professions).

                                                                               NUMBER OF
                                                                               PORTFOLIOS IN   OTHER
                                                                               FUND COMPLEX    DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                             OVERSEEN BY     HELD BY
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    BOARD           BOARD
AND BIRTH DATE         FUND         TIME SERVED**   DURING PAST 5 YEARS        MEMBER          MEMBER
------------------------------------------------------------------------------------------------------------
Nominee who is an
interested person of
the Funds
CONTINUING BOARD
MEMBER
*Timothy R.            Chairman of  Term: Annual    Chairman and Director           141        See Principal
Schwertfeger(2)        the Board    (except for     (since 1996) of Nuveen                     Occupation
333 West Wacker Drive  and Board    New York        Investments, Inc. and                      Description
Chicago, IL 60606      Member       Value) New      Nuveen Investments, LLC;
(3/28/49)                           York Value:     Director (since 1992) and
                                    2004 Length of  Chairman (since 1996) of
                                    Service: Since  Nuveen Advisory Corp. and
                                    1996            Nuveen Institutional
                                                    Advisory Corp.; Chairman
                                                    and Director (since 1997)
                                                    of Nuveen Asset
                                                    Management, Inc.;
                                                    Director (since 1996) of
                                                    Institutional Capital
                                                    Corporation; Chairman and
                                                    Director (since 1999) of
                                                    Rittenhouse Asset
                                                    Management, Inc.;
                                                    Chairman of Nuveen
                                                    Investments Advisers,
                                                    Inc. (since 2002).
------------------------------------------------------------------------------------------------------------

 * "Interested person" as defined in the 1940 Act, by reason of being an officer and director of the Funds' Adviser.

 ** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the NAC board cluster.

*** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the NIAC board cluster.

(1) Board Members Bremner, Schneider and Stockdale are continuing Class III Board Members of New York Value whose current terms will expire at the Annual Meeting and who have been nominated for new terms to expire in 2006.

(2) Board Members Brown, Sawers and Schwertfeger are continuing Class I Board Members of New York Value whose terms will expire in 2004.

(3) Board Member Impellizzeri is a continuing Class II Board Member of New York Value whose term will expire in 2005.

BENEFICIAL OWNERSHIP

The following table lists the dollar range and number of common shares beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominees as of August 31, 2003:

                                  DOLLAR RANGE AND NUMBER OF COMMON SHARES
------------------------------------------------------------------------------------------------------------
                                                                                                    INSURED
BOARD MEMBER                      NEW YORK    NEW YORK      NEW YORK       NEW YORK      NEW YORK   NEW YORK
NOMINEES                           VALUE     PERFORMANCE   INVESTMENT       SELECT       QUALITY    PREMIUM
------------------------------------------------------------------------------------------------------------
Robert P. Bremner                    0            0            0               0            0          0
Lawrence H. Brown                    0            0            0               0            0          0
Anne E. Impellizzeri                 0            0            0        $10,001-$50,000     0          0
                                                                        (1,000 shares)
Peter R. Sawers                      0            0            0               0            0          0
William J. Schneider                 0            0            0               0            0          0
Judith M. Stockdale                  0            0            0               0            0          0
Timothy R. Schwertfeger              0            0            0               0            0          0
William E. Bennett                   0            0            0               0            0          0
Jack B. Evans                        0            0            0               0            0          0
William L. Kissick                   0            0            0               0            0          0
Thomas E. Leafstrand                 0            0            0               0            0          0
Sheila W. Wellington                 0            0            0               0            0          0

                          DOLLAR RANGE AND NUMBER OF COMMON SHARES
--------------------------------------------------------------------------------------------
                                                                      AGGREGATE DOLLAR RANGE
                                                                       OF EQUITY SECURITIES
                                                                        IN ALL REGISTERED
                                                                       INVESTMENT COMPANIES
                                                                        OVERSEEN BY BOARD
                                                INSURED    INSURED      MEMBER NOMINEES IN
                        NEW YORK    NEW YORK    NEW YORK   NEW YORK    FAMILY OF INVESTMENT
BOARD MEMBER NOMINEES   DIVIDEND   DIVIDEND 2   DIVIDEND   TAX-FREE        COMPANIES(1)
--------------------------------------------------------------------------------------------
Robert P. Bremner          0           0           0          0         $10,001 - $50,000
Lawrence H. Brown          0           0           0          0           Over $100,000
Anne E. Impellizzeri       0           0           0          0           Over $100,000
Peter R. Sawers            0           0           0          0           Over $100,000
William J. Schneider       0           0           0          0           Over $100,000
Judith M. Stockdale        0           0           0          0         $50,001 - $100,000
Timothy R.
  Schwertfeger             0           0           0          0           Over $100,000
William E. Bennett         0           0           0          0         $50,001 - $100,000
Jack B. Evans              0           0           0          0           Over $100,000
William L. Kissick         0           0           0          0           Over $100,000
Thomas E. Leafstrand       0           0           0          0           Over $100,000
Sheila W. Wellington       0           0           0          0           Over $100,000
--------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

As of August 31, 2003, neither the Board Member nominees, nor the Board Member nominees and officers as a group, beneficially owned shares in any Fund except for Board Member Impellizzeri, who owns 1,000 shares of New York Select. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and Fund officer.

On August 31, 2003, continuing Board Members and executive officers as a group beneficially owned 800,433 common shares of all funds managed by NAC and NIAC (includes deferred units in connection with the Deferred Compensation Plan, as described below, and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each continuing Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of August 31, 2003, the continuing Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of August 31, 2003, the Board Member nominees and executive officers of the Funds did not own any shares of MuniPreferred. As of October 20, 2003, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

COMPENSATION

The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds. The Independent Board Members are paid an annual retainer and fees and expenses for Board meetings and committee meetings as described above. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although Fund management may, in its discretion, establish a minimum amount to be allocated to each Fund. The Boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. Each of the Funds, except New York Value, New York Dividend, New York Dividend 2, Insured New York Premium, Insured New York Dividend and Insured New York Tax-Free, is a Participating Fund.

The table below shows, for each continuing Board Member (except Mr. Bennett who was appointed to the Board of each Fund on July 29, 2003) who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each continuing Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end Funds managed by NAC ("NAC Funds") and NIAC ("NIAC Funds") for the calendar year ended 2002. Mr. Schwertfeger, a Board Member who is an interested person of each Fund, does not receive any compensation from a Fund or any Nuveen funds.

                                    AGGREGATE COMPENSATION FROM THE FUNDS
--------------------------------------------------------------------------------------------------------------
                                                                                                       INSURED
                                 NEW YORK         NEW YORK        NEW YORK    NEW YORK     NEW YORK   NEW YORK
CONTINUING BOARD MEMBERS            VALUE   PERFORMANCE(1)   INVESTMENT(1)   SELECT(1)   QUALITY(1)    PREMIUM
--------------------------------------------------------------------------------------------------------------
Robert P. Bremner                  $324          $779            $917         $1,186       $1,214       $425
Lawrence H. Brown                  $329          $784            $923         $1,194       $1,222       $431
Anne E. Impellizzeri               $292          $721            $848         $1,106       $1,129       $382
Peter R. Sawers                    $318          $820            $965         $1,249       $1,278       $416
William J. Schneider               $321          $818            $969         $1,254       $1,284       $420
Judith M. Stockdale                $321          $728            $857         $1,108       $1,134       $420
--------------------------------------------------------------------------------------------------------------

                                  AGGREGATE COMPENSATION FROM THE FUNDS
----------------------------------------------------------------------------------------------------------
                                                              INSURED    INSURED   TOTAL COMPENSATION FROM
                                     NEW YORK     NEW YORK   NEW YORK   NEW YORK      NUVEEN FUNDS PAID TO
CONTINUING BOARD MEMBERS             DIVIDEND   DIVIDEND 2   DIVIDEND   TAX-FREE             BOARD MEMBERS
----------------------------------------------------------------------------------------------------------
Robert P. Bremner                      $451        $314        $392       $102             $77,500
Lawrence H. Brown                      $458        $319        $398       $153             $82,000
Anne E. Impellizzeri                   $408        $281        $354       $ 79             $77,500
Peter R. Sawers                        $442        $307        $384       $200             $79,250
William J. Schneider                   $446        $310        $388       $101             $77,500
Judith M. Stockdale                    $446        $310        $388       $101             $77,750
----------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to the Deferred Compensation Plan for certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

                                           DEFERRED FEES
----------------------------------------------------------------------------------------------------
                                                          CONTINUING BOARD MEMBERS
                                        ------------------------------------------------------------
                                        ROBERT P.        ANNE E.   PETER R.   WILLIAM J.   JUDITH M.
                                          BREMNER   IMPELLIZZERI     SAWERS    SCHNEIDER   STOCKDALE
----------------------------------------------------------------------------------------------------
New York Performance                      $123         $  721       $  820      $  818       $156
New York Investment                       $144         $  848       $  965      $  969       $183
New York Select                           $187         $1,106       $1,249      $1,254       $236
New York Quality                          $191         $1,129       $1,278      $1,284       $242
----------------------------------------------------------------------------------------------------

Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

COMMITTEES

The Board has five standing committees: the executive committee, the audit committee, the governance committee, the dividend committee and the valuation committee.

Peter R. Sawers and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings, except the executive committee of Insured New York Tax-Free held two (2) meetings, during its last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are current members of the dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held three (3) meetings during its last fiscal year.

Lawrence H. Brown and Judith M. Stockdale are current members of the valuation committee for each Fund. The valuation committee oversees the Funds' Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee of each Fund held one (1) meeting during its last fiscal year.

Each Fund's Board has an audit committee composed of Independent Board Members who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards or Section 121(a) of the American Stock Exchange's listing standards, as applicable. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held three (3) meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of all Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, Board meetings and Board performance. The governance committee of each Fund held one (1) meeting during its last fiscal year. In the event of a vacancy on the Board, the governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, IL 60606. The governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection regarding the nomination of any new Board Member.

The Board of each Fund held four (4) regular quarterly meetings and three (3) special Board meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

THE OFFICERS

The following table sets forth information as of October 1, 2003 with respect to each officer other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers of each Fund are elected by the Board on an annual basis to serve until successors are elected and qualified.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief           Term: Annual        Managing Director               141
333 West Wacker Drive    Administrative  Length of Service:  (since 2002), Assistant
Chicago, IL 60606        Officer         Since 1988          Secretary and Associate
(9/9/56)                                                     General Counsel,
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Investments, LLC;
                                                             Managing Director
                                                             (since 2002), General
                                                             Counsel and Assistant
                                                             Secretary, formerly,
                                                             Vice President of
                                                             Nuveen Advisory Corp.
                                                             and Nuveen
                                                             Institutional Advisory
                                                             Corp.; Managing
                                                             Director (since 2002)
                                                             and Assistant Secretary
                                                             and Associate General
                                                             Counsel, formerly Vice
                                                             President (since 2000)
                                                             of Nuveen Asset
                                                             Management, Inc.;
                                                             Assistant Secretary of
                                                             Nuveen Investments,
                                                             Inc. (since 1994);
                                                             Assistant Secretary of
                                                             NWQ Investment
                                                             Management Company,
                                                             LLC. (since 2002); Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Managing Director,
                                                             Associate General
                                                             Counsel and Assistant
                                                             Secretary of
                                                             Rittenhouse Asset
                                                             Management, Inc. (since
                                                             May 2003); Chartered
                                                             Financial Analyst.
Michael T. Atkinson      Vice President  Term: Annual        Vice President (since           141
333 West Wacker Drive    and Assistant   Length of Service:  2002), formerly
Chicago, IL 60606        Secretary       Since 2002          Assistant Vice
(2/3/66)                                                     President (from 2000),
                                                             previously, Associate
                                                             of Nuveen Investments,
                                                             LLC.
Paul L. Brennan          Vice President  Term: Annual        Vice President (since           127
333 West Wacker Drive                    Length of Service:  2002), formerly
Chicago, IL 60606                        Since 1997          Assistant Vice
(11/10/66)                                                   President (since 1997)
                                                             of Nuveen Advisory
                                                             Corp.; Chartered
                                                             Financial Analyst and
                                                             Certified Public
                                                             Accountant.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo        Vice President  Term: Annual        Vice President of               141
333 West Wacker Drive    and Treasurer   Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 1999          (since 1999); prior
(11/28/67)                                                   thereto, Assistant Vice
                                                             President (from 1997);
                                                             Vice President and
                                                             Treasurer (since 1999)
                                                             of Nuveen Investments,
                                                             Inc.; Vice President
                                                             and Treasurer (since
                                                             1999) of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp; Vice
                                                             President and Treasurer
                                                             of Nuveen Asset
                                                             Management, Inc. (since
                                                             2002) and of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Assistant Treasurer of
                                                             NWQ Investments
                                                             Management Company,
                                                             LLC. (since 2002);
                                                             Chartered Financial
                                                             Analyst.
Susan M. DeSanto         Vice President  Term: Annual        Vice President of               141
333 West Wacker Drive                    Length of Service:  Nuveen Advisory Corp.
Chicago, IL 60606                        Since 2001          (since 2001);
(9/8/54)                                                     previously, Vice
                                                             President of Van Kampen
                                                             Investment Advisory
                                                             Corp. (from 1998).
Jessica R. Droeger       Vice President  Term: Annual        Vice President (since           141
333 West Wacker Drive    and             Length of Service:  2002) and Assistant
Chicago, IL 60606        Secretary       Since 1998          General Counsel (since
(9/24/64)                                                    1998), formerly
                                                             Assistant Vice
                                                             President (from 1998)
                                                             of Nuveen Investments,
                                                             LLC; Vice President
                                                             (since 2002) and
                                                             Assistant Secretary
                                                             (from 1998), formerly
                                                             Assistant Vice
                                                             President of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.
Lorna C. Ferguson        Vice President  Term: Annual        Vice President of               141
333 West Wacker Drive                    Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 1998          (since 1998); Vice
(10/24/45)                                                   President (since 1998)
                                                             of Nuveen Advisory
                                                             Corp. and Nuveen
                                                             Institutional Advisory
                                                             Corp.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
William M. Fitzgerald    Vice President  Term: Annual        Managing Director               141
333 West Wacker Drive                    Length of Service:  (since 2001), formerly
Chicago, IL 60606                        Since 1995          Vice President (since
(3/2/64)                                                     1995) of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.;
                                                             Managing Director of
                                                             Nuveen Asset
                                                             Management, Inc. (since
                                                             2001); Vice President
                                                             of Nuveen Investments
                                                             Advisers Inc. (since
                                                             2002); Chartered
                                                             Financial Analyst.
Stephen D. Foy           Vice President  Term: Annual        Vice President (since           141
333 West Wacker Drive    and Controller  Length of Service:  1993) and Funds
Chicago, IL 60606                        Since 1993          Controller (since 1998)
(5/31/54)                                                    of Nuveen Investment,
                                                             LLC; Vice President and
                                                             Funds Controller (since
                                                             1998) of Nuveen
                                                             Investments, Inc.;
                                                             Certified Public
                                                             Accountant.
J. Thomas Futrell        Vice President  Term: Annual        Vice President of               127
333 West Wacker Drive                    Length of Service:  Nuveen Advisory Corp.;
Chicago, IL 60606                        Since 1992          Chartered Financial
(7/5/55)                                                     Analyst.
Steven J. Krupa          Vice President  Term: Annual        Vice President of               127
333 West Wacker Drive                    Length of Service:  Nuveen Advisory Corp.
Chicago, IL 60606                        Since 1990
(8/21/57)
David J. Lamb            Vice President  Term: Annual        Vice President of               141
333 West Wacker Drive                    Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 2000          (since 2000); prior
(3/22/63)                                                    thereto, Assistant Vice
                                                             President (from 1999);
                                                             formerly Associate of
                                                             Nuveen Investments,
                                                             LLC; Certified Public
                                                             Accountant.
Tina M. Lazar            Vice President  Term: Annual        Vice President of               141
333 West Wacker Drive                    Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 2002          (since 1999); prior
(8/27/61)                                                    thereto, Assistant Vice
                                                             President (since 1993)
                                                             of Nuveen Investments,
                                                             LLC.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President  Term: Annual        Vice President,                 141
333 West Wacker Drive    and Assistant   Length of Service:  Assistant Secretary and
Chicago, IL 60606        Secretary       Since 1988          Assistant General
(7/27/51)                                                    Counsel of Nuveen
                                                             Investments, LLC; Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.;
                                                             Assistant Secretary of
                                                             Nuveen Investments,
                                                             Inc.; Assistant
                                                             Secretary of Nuveen
                                                             Asset Management, Inc.
                                                             (since 1997); Vice
                                                             President (since 2000),
                                                             Assistant Secretary and
                                                             Assistant General
                                                             Counsel (since 1998) of
                                                             Rittenhouse Asset
                                                             Management, Inc.; Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Assistant Secretary of
                                                             NWQ Investment
                                                             Management Company, LLC
                                                             (since 2002).
John V. Miller           Vice President  Term: Annual        Vice President (since           127
333 West Wacker Drive                    Length of Service:  2003), previously,
Chicago, IL 60606                        Since 2003          credit analyst (1996)
(4/10/67)                                                    of Nuveen Advisory
                                                             Corp.; Chartered
                                                             Financial Analyst.
Edward F. Neild, IV      Vice President  Term: Annual        Managing Director               141
333 West Wacker Drive                    Length of Service:  (since 2002), formerly,
Chicago, IL 60606                        Since 1996          Vice President (from
(7/7/65)                                                     1996) of Nuveen
                                                             Institutional Advisory
                                                             Corp. and Nuveen
                                                             Advisory Corp.;
                                                             Managing Director of
                                                             Nuveen Asset
                                                             Management, Inc. (since
                                                             1999); Chartered
                                                             Financial Analyst.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED*             DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy  Vice President  Term: Annual        Vice President (since           127
333 West Wacker Drive                    Length of Service:  2002), previously,
Chicago, IL 60606                        Since 1998          Assistant Vice
(9/4/60)                                                     President (1998) of
                                                             Nuveen Advisory Corp.
Thomas C. Spalding       Vice President  Term: Annual        Vice President of               127
333 West Wacker Drive                    Length of Service:  Nuveen Advisory Corp.
Chicago, IL 60606                        Since 1987          and Nuveen
(7/31/51)                                                    Institutional Advisory
                                                             Corp.; Chartered
                                                             Financial Analyst.

--------------------------------------------------------------------------------

* Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

AUDIT COMMITTEE REPORT

The audit committee of the Board is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Funds, (2) the quality and integrity of the Fund's financial statements, (3) each Fund's compliance with regulatory requirements, and (4) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The committee also selects, retains, evaluates and replaces each Fund's independent auditors and determines their compensation, subject to ratification of the Board, if required. The committee is currently composed of seven Board Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix A. Each committee member is independent as defined by New York Stock Exchange and American Stock Exchange listing standards, as applicable.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the committee discussed with representatives of the independent auditors their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the committee, the committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the committee are:

William E. Bennett*                  Robert P. Bremner
Lawrence H. Brown                    Anne E. Impellizzeri
Peter R. Sawers                      William J. Schneider
Judith M. Stockdale

* Mr. Bennett was appointed to the Board and the audit committee of the NAC Funds on July 29, 2003.

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

----------------------------------------------------------------------------------------
                                                       FINANCIAL INFORMATION
                                               AUDIT      SYSTEMS DESIGN AND   ALL OTHER
FUND                                            FEES     IMPLEMENTATION FEES        FEES
----------------------------------------------------------------------------------------
New York Value                               $ 7,881            $0              $  380
New York Performance                          12,020             0               2,773
New York Investment                           13,290             0               2,786
New York Select                               15,772             0               2,812
New York Quality                              16,003             0               2,814
Insured New York Premium                       8,770             0               2,739
New York Dividend                              9,012             0               2,742
New York Dividend 2                            7,773             0               2,729
Insured New York Dividend                      8,482             0               2,736
Insured New York Tax-Free                     11,550             0               1,512

ALL NON-AUDIT FEES. The audit committee has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed Ernst & Young LLP, independent public accountants, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year except that with respect to New York Dividend 2 a late filing was made on Form 3 on behalf of NAC. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Investments, Inc., is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of shareholders of any of the Funds to be held in 2004, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 16, 2004. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than September 28, 2004. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts. All other costs in connection with the solicitation of proxies will also be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for each Fund was September 30, 2003.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary

November 12, 2003

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEES CHARTER

                               Revised May, 2003

ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies (the "Funds") to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a Committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also be the Committee's "financial expert"). The Board shall appoint the members of the Audit Committee, on the recommendation of the Governance Committee.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the Funds' compliance with legal and regulatory requirements and (4) the independent auditors' qualifications and independence, and the performance of the internal audit function and independent auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of Nuveen. The Audit Committee shall meet periodically with Nuveen management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Audit Committee to select, retain, evaluate and replace the independent auditors and to determine their compensation, subject to ratification of the Board, if required.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

        1. Reviewing the annual audited financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

        2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Committee, as deemed necessary or appropriate in the Chairman's judgment.

        3. Discussing with management the Funds' press releases regarding dividends, as well as financial information and guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

        4. Discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of control deficiencies.

        5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

        6. Reviewing and discussing reports from the independent auditors regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

        7. Discussing with management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies.

        8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

     With respect to the independent auditors:

        1. Appointing or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating and overseeing the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.

        2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

        3. Pre-approving all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

        4. Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates; and evaluating the qualifications, performance and independence of the independent auditor, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

        5. Reviewing any reports from the independent auditors mandated by
           Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

        6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

        7. Recommending to the Board of Directors policies for the Funds' or the Adviser's hiring of employees or former employees of the independent auditor who participated in the audit of the Funds.

     With respect to any internal auditor:

        1. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

        2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

        1. Reviewing with the Funds' and the Adviser's counsel legal matters that may have a material impact on the Fund's financial statements or compliance policies.

        2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

        3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

        4. Reviewing the reports of examinations by regulatory authorities.

        5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

        6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

        7. Reporting to the Directors/Trustees on the results of the activities of the Committee.

        8. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

        9. Preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

       10. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board of Directors/Trustees approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NNY1203

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago
www.nuveen.com

                              NAC Closed-End Funds
                               New York Municipal
                                Value Fund, Inc.
                                  Common Stock

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown.

2. On the internet at www.proxyweb.com, enter the control number shown and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                    THIS PROXY IS SOLICITED BY THE BOARD OF
                              CALIFORNIA MUNICIPAL
                                VALUE FUND, INC.
           FOR AN ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 17, 2003.

The Annual Meeting of shareholders will be held Wednesday, December 17, 2003 at 10:00 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on December 17, 2003 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY, IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

1.         Election of Board Members:

Class III:

(01)       Robert P. Bremner            (03)     William J. Schneider        FOR NOMINEES           WITHHOLD
(02)       Jack B. Evans                (04)     Judith M. Stockdale        listed at left          AUTHORITY
                                                                          (except as marked      to vote for all
Class II:                                                                  to the contrary)      nominees listed
                                                                                 [ ]                 at left
(05)       William E. Bennett                                                                          [ ]
(06)       Thomas E. Leafstrand

Class I

(07)       William L. Kissick
(08)       Shelia W. Wellington


(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the nominee(s) on the line provided below.)
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